ALPINE DYNAMIC DIVIDEND FUND
A Series of Alpine Series Trust

SUPPLEMENT DATED DECEMBER 15, 2005
TO PROSPECTUS DATED MARCH 1, 2005

Please note the following changes to your prospectus with respect to the Alpine Dynamic Dividend Fund (the “Fund”):

On page 2 of the prospectus for Alpine Dynamic Dividend Fund, dated March 1, 2005, “About the Fund”:

The following paragraph is inserted after the first paragraph:

The Fund will pursue dividend income that qualifies for the reduced federal income tax rates created by the “Jobs and Growth Tax Relief Reconciliation Act of 2003” (“the Act”), while also focusing on total return for long-term growth of capital.

The second paragraph is deleted in its entirety and is replaced by the following:

To achieve its objective, under normal circumstances the Fund will invest at least 80% of its net assets in the equity securities of certain domestic and foreign corporations that pay Qualified Dividend Income (as such term is defined in the Act).

The third paragraph is deleted in its entirety and is replaced by the following:

The Fund will invest in equity securities issued by U.S. corporations, Qualified foreign corporations (as such term is defined in the Act) and foreign issuers whose equity securities are readily traded on an established U.S. securities market and that pay dividends which qualify for the reduced federal tax rates, similar to the rates applied to net capital gains. The equity securities in which the Fund will invest will include primarily common stocks. The Fund may, from time to time, also invest in preferred stocks, REITS (real estate investment trusts) and securities convertible into or exchangeable for common stocks, such as convertible debt.

The fourth paragraph is deleted in its entirety and is replaced by the following:

The Fund’s investments in equity securities will focus on those securities that pay Qualified Dividend Income, which is defined in the Act as dividends received during the taxable year from domestic and Qualified foreign corporations. The Act defines a Qualified foreign corporation as one that is incorporated in a possession of the United States or is eligible for the benefits of a comprehensive income tax treaty with the United States.

Please note the following change to page 5 of the prospectus for Alpine Dynamic Dividend Fund, dated March 1, 2005, “The Fund’s Investments and Related Risks”, “Foreign Securities”:

The first clause of the first sentence is amended as follows:

Foreign Securities --- The Fund is not limited in the value of its total assets invested in foreign securities, …

Please note the following change to page 5 of the prospectus for Alpine Dynamic Dividend Fund, dated March 1, 2005, “The Fund’s Investments and Related Risks,” “Securities Lending”:

This paragraph is deleted in its entirety as the Fund does not engage in Securities Lending.

Please note the following change to page 7 of the prospectus for Alpine Dynamic Dividend Fund, dated March 1, 2005, “Management of the Fund” - “Associate Portfolio Manager”:

The sixth paragraph is deleted in its entirety and is replaced by the following:

Kevin Shacknofsky is the Associate Portfolio Manager of the Fund.  Until he joined Alpine Mutual Funds in 2003, Mr. Shacknofsky was a Vice President in the venture capital firm Rein Capital in New Jersey for two years.  Prior to that, he was an investment banking associate at Lehman Brothers in New York and at Hambros Grantham, the Private Equity division of Hambros PLC, of Sydney Australia.  Mr. Shacknofsky is a Chartered Accountant and holds an MBA degree from Columbia Business School.

Please keep this Supplement with your Prospectus.